Exhibit 10.2

COOPERATION AGREEMENT

COOPERATION AGREEMENT (this “Cooperation Agreement”) dated as of April 24, 2011 (the “Effective Date”), by and among The Reader’s Digest Association, Inc., a Delaware corporation (the “Company”), RDA Holding Co., a Delaware corporation (“RDA Holding”), and Mary G. Berner (“Executive”).

WHEREAS, Executive will cease employment with the Company as its Chief Executive Officer on April 25, 2011 (the “Termination Date”); and

WHEREAS, the parties desire Executive cooperate with the Company for thirty (30) day period following the Termination Date (the “Cooperation Period”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as set forth below:

1.             Cooperation Period.  During the Cooperation Period, Executive shall make herself reasonably available to participate, if and when requested by the Board of Directors of RDA Holding, in the orderly transition of her responsibilities, including participating in meetings, phone calls or other communications with employees, suppliers, vendors, customers or business partners of the Company.

2.             Consideration.  In consideration of such cooperation and availability the Company shall pay Executive $91,667 (which amount is equal to one twelfth (1/12) of the annual base salary of Executive immediately prior to the Termination Date), less applicable withholding, payable within five (5) days following the end of the Cooperation Period.

3.             Incorporation by Reference.  Sections 9 — 20 of the Separation Agreement of even date herewith between the parties shall be included herein by reference as if fully set forth herein.

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IN WITNESS WHEREOF, this Cooperation Agreement has been executed by the parties as of the date first written above.

THE READER’S DIGEST ASSOCIATION, INC.

By:	/s/ Thomas A. Williams
Name: Thomas A. Williams
Title: Chief Financial Officer

RDA HOLDING CO.

By:	/s/ Thomas A. Williams
Name: Thomas A. Williams
Title: Chief Financial Officer

MARY BERNER

By:	/s/ Mary Berner
Mary Berner

Signature Page to Cooperation Agreement